UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company         [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         [ ]

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Ralph W. Babb, Jr. has announced that he plans to retire on or around December 31, 2019, at which time he will resign from his role as Executive Chairman and as a director of Comerica Incorporated (“Comerica”) and Comerica Bank. Simultaneous with Mr. Babb’s retirement on or around December 31, 2019, the Board of Comerica has determined to reduce the size of the Comerica Board to 11 directors.

Curtis C. Farmer, President and Chief Executive Officer, will succeed Mr. Babb and will assume the additional title of Chairman of Comerica and Comerica Bank, effective on or around January 1, 2020.

Mr. Farmer, 57, was appointed Chief Executive Officer of Comerica and Comerica Bank in April 2019 and President of Comerica and Comerica Bank in April 2015. He became a member of the Comerica Board of Directors in July 2018. Before that, he served as Vice Chairman (April 2011 to April 2015) and Executive Vice President (October 2008 to April 2011) of Comerica and Comerica Bank. Prior to joining Comerica, Mr. Farmer served as Executive Vice President and Wealth Management Director of Wachovia Corporation from October 2005 to October 2008. During his 23 years of service to Wachovia, he held a variety of positions of increasing scope and responsibility.

ITEM 7.01	REGULATION FD DISCLOSURE.

On November 5, 2019, Comerica issued a press release regarding the retirement of Mr. Babb and the appointment of Mr. Farmer to the additional position of Chairman. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Items 7.01 and 9.01 of this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1 Press Release dated November 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ John D. Buchanan
Name:    John D. Buchanan
Title:    Executive Vice President - Chief Legal Officer

Date: November 5, 2019